Exhibit 1

                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  September 7, 2005



                               Leslie H. Wexner
                              --------------------------------------------------
                              Leslie H. Wexner

                               Abigail S. Wexner
                              --------------------------------------------------
                              Abigail S. Wexner


                              THE ABIGAIL TRUST


                              By:  Leslie H. Wexner
                                  ----------------------------------------------
                                  Leslie H. Wexner, Trustee


                              WEXNER PERSONAL HOLDINGS CORPORATION


                              By:  Leslie H. Wexner
                                  ----------------------------------------------
                                   Name: Leslie H. Wexner
                                   Title:President


                              H.R.E.I. TRUST


                              By:  Leslie H. Wexner
                                  ----------------------------------------------
                                  Leslie H. Wexner, Trustee


                              FOXCOTE ONE


                              By:  Leslie H. Wexner
                                  ----------------------------------------------
                                  Leslie H. Wexner, Trustee


                              FOXCOTE TWO


                              By:   Abigail S. Wexner
                                   ---------------------------------------------
                                   Abigail S. Wexner, Trustee


                              Trust 600
                              By: Financial Trust Company, Inc, as trustee


                              By:   Jeffrey E. Epstein
                                   ---------------------------------------------
                                   Jeffrey E. Epstein, President


                              R.H.R.E.I. Trust
                              By: Financial Trust Company, Inc, as trustee


                              By:    Jeffrey E. Epstein
                                   ---------------------------------------------
                                   Jeffrey E. Epstein, President